UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2014

Glori Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55261	46-4527741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4315 South Drive Houston, Texas	77053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 237-8880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2014, Messrs. Larry Aschebrook and Michael P. Schulhof resigned as directors of Glori Energy Inc. (“Glori Energy”). Their resignations are effective immediately. There were no disagreements leading to the resignations of Messrs. Aschebrook and Schulhof.

Also on August 13, 2014, the Board of Directors of Glori Energy (the “Board”) appointed Mr. Rocky L. Duckworth as a director of Glori Energy, effective immediately. Mr. Duckworth will serve on the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee of the Glori Energy Board. Mr. Duckworth will serve as a Class B director.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press Release issued by Glori Energy Inc. dated August 14, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glori Energy Inc.

Date: August 15, 2014	By:	/s/ Stuart M. Page
Name: Stuart M. Page
Title: President and Chief Executive Officer

Exhibit Number	Description
99.1	Press Release issued by Glori Energy Inc. dated August 14, 2014